UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2017

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BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)
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001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
 (Address of principal executive offices)
 Registrant's telephone number, including area code: (516) 472-5400
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the  Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                          Results of Operations and Financial Condition.

On December 5, 2017, Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") issued a press release announcing its three year growth objectives for the period ending Fiscal Year 2020. Broadridge will be discussing these objectives during its 2017 Investor Day to be held today at 8:00 a.m. ET at The Westin New York Grand Central, 212 East 42nd Street, New York, NY.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.                          Financial Statements and Exhibits.
Exhibits.  The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Broadridge Financial Solutions, Inc. Press Release dated December 5, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 5, 2017
                                    BROADRIDGE FINANCIAL SOLUTIONS, INC.
                                    By: /s/ James M. Young____________________________
                                    Name: James M. Young
                                    Title:   Corporate Vice President and
                                   Chief Financial Officer

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